Exhibit 99.1

3/27/2008 8:06 PM

PARURE CAPITAL LIMITED

Consolidated Financial Statements
For the period from November 21, 2007 (date of inception) through December 31, 2007

(With Report of Independent Registered Public Accounting Firm Thereon)

SIMON & EDWARD, LLP

Certified Public Accountants

PARURE CAPITAL LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
PARURE CAPITAL LIMITED

We have audited the accompanying consolidated balance sheet of Parure Capital Limited (“the Company”) as of December 31, 2007 and the related consolidated statement of operations, cash flows and stockholders’ deficit for the period from November 21, 2007 (date of inception) through December 31, 2007. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and the results of operations and cash flows for the period from November 21, 2007 (date of inception) through December 31, 2007 and in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred substantial losses and has a capital deficit, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Simon & Edward, LLP
Certified Public Accountants

City of Industry, California USA
March 31, 2008

PARURE CAPITAL LIMITED
CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

December 31, 2007

ASSETS
Current assets:
Cash and cash equivalents	$50,000
Accounts receivable, related party	10,250
Deferred tax asset	40,705

Total current assets	100,955

Non-current assets:
Intangible asset	166,534
Plant and equipment, net	212,508

TOTAL ASSETS	$479,997

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$20,000
Amount due to a shareholder	377,701
Amount due to a related company	57,656

Total current liabilities	455,357

Long-term liability:
Note payable to a shareholder	166,534

TOTAL LIABILITIES	621,891

Stockholders’ deficit:
Common stock, $1 par value; 50,000 shares authorized; 50,000 shares issued and outstanding	50,000
Accumulated deficit	(192,024)
Accumulated other comprehensive income	130

Total stockholders’ deficit	(141,894)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$479,997

See accompanying notes to the consolidated financial statements.

PARURE CAPITAL LIMITED
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

Period from November 21, 2007 (inception) through December 31, 2007

Net revenue, related party	$10,257

Operating expenses:
Sales and marketing	5,744
Consulting and professional	68,400
General and administrative	168,869

Total operating expenses	243,013

LOSS BEFORE INCOME TAXES	(232,756)

Income tax benefit	40,732

NET LOSS	(192,024)

Other comprehensive income:
-Foreign currency translation gain	130

COMPREHENSIVE LOSS	$(191,894)

Net loss per share – Basic and diluted	$(3.84)

Weighted average shares outstanding – Basic and diluted	50,000

See accompanying notes to the consolidated financial statements.

PARURE CAPITAL LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))

Period from November 21, 2007 (inception) through December 31, 2007

Cash flow from operating activities:
Net loss	$(192,024)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	32,317
Deferred tax asset	(40,732)
Changes in operating assets and liabilities:
Accounts receivable, trade	(10,257)
Accounts payable and accrued liabilities	20,014
Amount due to a related company	57,695

Net cash used in operating activities	(132,987)

Cash flows from investing activities:
Expenditure on technical know-how	(166,646)
Purchase of plant and equipment	(244,968)

Net cash used in investing activities	(411,614)

Cash flows from financing activities:
Contribution to common stock	50,000
Advances from a shareholder	544,601

Net cash provided by financing activities	594,601

Foreign currency translation adjustment	-

NET CHANGE IN CASH AND CASH EQUIVALENTS	50,000

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$50,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$-
Income taxes paid	$-

See accompanying notes to the consolidated financial statements.

PARURE CAPITAL LIMITED
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION) THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock
	No. of shares	Amount	Accumulated deficit	Accumulated other comprehensive income	Total stockholders’ deficit

Issuance of common stock at its inception	50,000	$50,000	$-	$-	$50,000

Loss for the period	-	-	(192,024)	-	(192,024)

Foreign currency translation adjustment	-	-	-	130	130

Balance as of December 31, 2007	50,000	$50,000	$(192,024)	$130	$(141,894)

See accompanying notes to the consolidated financial statements

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))

NOTE 1 – DESCRIPTION OF BUSINESS AND ORGANIZATION

Parure Capital Limited (“the Company” or “PCL”) was incorporated in British Virgin Island on November 21, 2007 and its principal activity is an investment holding.

Uonlive Limited (“Uonlive”) is a wholly-owned subsidiary of PCL, which was incorporated as a limited liability company in Hong Kong on April 17, 2007. Its principal activity is the provision of online multimedia and advertising service and the operation of an online radio station in Sheung Wan, Hong Kong. All the operations and assets of Uonlive are located in Hong Kong.

On April 17, 2007, the shareholder and director of Uonlive, Mr. Samuel Tsun contributed the radio broadcasting technology at a total consideration of $166,534 (equivalent to HK$1,299,780) to the Company. The consideration was satisfied by the creation of a shareholder loan to Mr. Samuel Tsun.

On November 22, 2007, PCL completed the share transfer in Uonlive. As a result, Uonlive became a wholly-owned subsidiary of PCL.

Since the ultimate owner of PCL and Uonlive was the common shareholder, Mr. Samuel Tsun, the ownership transfer transaction was accounted for as a transfer of entities under common control under the guidance of Statements of Financial Accounting Standards ("SFAS") No. 141, “Business Combinations”. Hence, the consolidation of PCL and Uonlive has been accounted for at historical cost and prepared on the basis as if the reorganization had become effective as of the beginning of the first period presented in the accompanying consolidated financial statements.

PCL and Uonlive are hereinafter referred to as (“the Company”).

NOTE 2 – GOING CONCERN UNCERTAINTIES

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

As of December 31, 2007, the Company had incurred a net loss of $192,024, negative operating cash flow of $132,987 and a stockholders’ deficit of $141,894. The continuation of the Company is dependent upon the continuing financial support of shareholders and obtaining short-term and long-term financing, generating significant revenue and achieving profitability. The actions involve certain cost-saving initiatives and growing strategies, including rapid promotion and marketing the radio program in the Hong Kong. As a result, the consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

●	Basis of consolidation

The consolidated financial statements include the financial statements of PCL and its subsidiary.

All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

●	Accounts receivable

Accounts receivable consist primarily of trade receivables. Accounts receivable are recognized and carried at original invoiced amount less an allowance for any uncollectible accounts. Management reviews and adjusts this allowance periodically based on historical experience, current economic climate as well as its evaluation of the collectibility of outstanding accounts. The Company evaluates the credit risks of its customers utilizing historical data and estimates of future performance.

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(continued)

●	Plant and equipment

Plant and equipment are recorded at cost less accumulated depreciation and amortization and impairment losses. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of property, plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Office equipment	5 years
Computer and broadcasting equipment	5 years

●	Intangible assets

Intangible assets refer to the purchased technical know-how acquired from a related party at the fair value. Purchased technical know-how includes webpage development cost, acquisition cost of domain name of www.uonlive.com, online radio technology, broadcasting technical and procedural manuals, with an indefinite useful life. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”), if an intangible asset is determined to have an indefinite useful life, it should not be amortized until its useful life is determined to be no longer indefinite. The asset’s remaining useful life should be reviewed each reporting period. If such an asset is later determined to have a finite useful life, the asset should be tested for impairment. That asset should then be amortized prospectively over its estimated remaining useful life and accounted for in the same way as intangible assets subject to amortization. An intangible asset that is not subject to amortization should be tested for impairment at least annually.

The Company evaluates the recoverability of identifiable intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

●	Impairment of long-lived assets

The Company accounts for impairment of plant and equipment and amortizable intangible assets in accordance with SFAS No. 121, “Accounting for Impairment of Long-Lived Assets to be Disposed Of”, which requires the Company to evaluate a long-lived asset for recoverability when there is event or circumstance that indicates the carrying value of the asset may not be recoverable. An impairment loss is recognized when the carrying amount of a long-lived asset or asset group is not recoverable (when carrying amount exceeds the gross, undiscounted cash flows from use and disposition) and is measured as the excess of the carrying amount over the asset’s (or asset group’s) fair value.

●	Revenue recognition

Revenue of the Company derives from the selling of advertising airtime to customers. Revenue are recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Revenue from advertising sales is recognized in the period when the advertisement is broadcasted to the public.

●	Advertising cost

The Company expenses advertising costs as incurred in accordance with SOP 93-7 “Reporting for Advertising Costs”. The Company incurred $5,744 of advertising cost for the period from November 21, 2007 (inception) through December 31, 2007.

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the consolidated statements of operations and comprehensive income as and when the related employee service is provided.

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(continued)

●	Income taxes

The Company also accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the consolidated statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The adoption of FIN 48 did not have a significant impact on the Company’s financial statements.

The Company conducts major businesses in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the foreign tax authority.

●	Earnings per share

Basic earnings per share (“EPS”) is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS includes the effect of the common share equivalents of the Company’s convertible preferred stock outstanding. The Company accounts for a stock dividend or split in accordance with SFAS No. 128, “Earnings Per Share”, which requires that a stock dividend or split be accounted for retrospectively if the stock dividend or split occurs during the period, or retroactively if the stock dividend or split occurs after the end of the period but before the release of the financial statements, by considering it outstanding for the entirety of each period presented.

● Comprehensive loss

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is the United States dollar ("US dollars"). The functional currency of the Company's subsidiary operating in Hong Kong is Hong Kong Dollars (“HKD”) and its financial records are maintained and its statutory financial statements are prepared in HKD.

Assets and liabilities of the subsidiary whose functional currency is not the US dollars are translated into US dollars, in accordance with SFAS No. 52, “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiary is recorded as a separate component of accumulated other comprehensive income within the statement of change in stockholder’s deficit.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, amounts due to a shareholder and a related company, accounts payable and accrued expenses.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year end.

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(continued)

●	Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

All material related party transactions have been disclosed in Note 8 to these consolidated financial statements.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable segment.

●	Recently issued accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement where the FASB has previously determined that under those pronouncements fair value is the appropriate measurement. This statement does not require any new fair value measurements but may require companies to change current practice. This statement is effective for those fiscal years beginning after November 15, 2007 and to the interim periods within those fiscal years. The Company believes that SFAS No. 157 should not have a material impact on the consolidated financial position or results of operations

In September 2006, the FASB issued SFAS No. 158, ‘‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R )’’ (‘‘SFAS No. 158’’). This statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets for a not-for-profit organization. This statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The Company does not believe that this new pronouncement will have a material impact on its consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS 159 should not have a material impact on the consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations", or SFAS No. 141R. SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160". SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS 160 should not have a material impact on the consolidated financial position or results of operations.

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(continued)

NOTE 4 – PLANT AND EQUIPMENT, NET

Plant and equipment consists of the followings:

December 31, 2007

Office equipment	$21,197
Computer and broadcasting equipment	223,606
244,803

Less: accumulated depreciation	(32,295)

Net book value	$212,508

The depreciation expense for the period from November 21, 2007 (inception) through December 31, 2007 was $32,295.

NOTE 5 – INTANGIBLE ASSET

December 31, 2007

Broadcasting technology, at cost	$166,534

Intangible asset represents the acquisition cost of online radio broadcasting technology and its domain name paid to Mr. Samuel Tsun, a shareholder and director of the Company (see Note 1). This technical know-how is stated at the fair value of $166,534 (equivalent to HK$1,299,780) with an indefinite useful life.

For the period from November 21, 2007 (inception) through December 31, 2007, the Company tested for impairment in accordance with the SFAS No. 142 and no impairment charge was required.

NOTE 6 – INCOME TAXES

The Company has operations in two tax jurisdictions: British Virgin Island and Hong Kong. The Company generated an operating loss from its inception through December 31, 2007. For the period from November 21, 2007 (inception) through December 31, 2007, the Company has no provision for income tax expense.

British Virgin Island

Under the current BVI law, the Company is not subject to tax on income.

Hong Kong

The Company is operating in Hong Kong and subject to the current rate of taxation of 17.5% based on the estimated taxable income earned in or derived from Hong Kong during the period, if applicable, under the Hong Kong Tax Law. Deferred tax, where applicable, is provided under the liability method at the rate of 17.5% for the period from November 21, 2007 (inception) through December 31, 2007, being the effective Hong Kong statutory income tax rate applicable to the ensuing financial year, on the difference between the financial statement and income tax bases of measuring assets and liabilities.

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(continued)

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes stated in the statements of operations for the period from November 21, 2007 (inception) through December 31, 2007 is as follows:

Period from November 21, 2007 (inception) through December 31, 2007

Loss before income taxes	$232,756
Statutory income tax rate	17.5%
40,732
Expenses not deductible for tax purposes:
- Net operating loss carry forwards	(40,732)
Income tax expenses	$-

As of December 31, 2007, the Company has net deferred tax assets calculated at an expected rate of 17.5% of approximately $232,756, principally arising from net operating loss carry forwards for income tax purposes. The management of the Company determines that it is more likely that the Company will realize the benefit of the net deferred tax asset and has provided for deferred tax asset of $40,705.

NOTE 7 – CAPITAL TRANSACTION

At the date of inception on November 21, 2007, the Company’s authorized capital was 50,000 shares of common stock, par value $1 with 50,000 shares issued and outstanding.

NOTE 8 – RELATED PARTY TRANSACTIONS

(a)         Accounts receivable and sales – related party

For the period from November 21, 2007 (inception) through December 31, 2007, the Company earned sales revenue of $10,257 from Dbtronix (Far East) Ltd., which was controlled by Mr. Samuel Tsun, a director and shareholder of the Company in a normal course of business.

As of December 31, 2007, accounts receivable, related party was amounted to $10,250.

(b)         Amounts due to a related party

For the period from November 21, 2007 (inception) through December 31, 2007, the Company paid rent charges of $57,656 to a related company which is controlled by Mr. Samuel Tsun, a director and shareholder of the Company in a normal course of business.

As of December 31, 2007, the balance due to a related company is $57,656, which was unsecured, interest free and has no fixed repayment term.

(c)         Amounts due to a shareholder

For the period from November 21, 2007 (inception) through December 31, 2007, Mr. Samuel Tsun, a director and shareholder of the Company paid expenses on behalf of the Company as the Company did not set up a bank account. It is expected that the bank account will be established in April 2008.

As of December 31, 2007, the balance due to a shareholder is $377,701, which was unsecured, interest free and has no fixed repayment term.

PARURE CAPITAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 21, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(continued)

(d)         Note payable to a shareholder

For the period from November 21, 2007 (inception) through December 31, 2007, Mr. Samuel Tsun contributed the radio broadcasting technology at a total consideration of $166,534 (equivalent to HK$1,299,780) to the Company. The consideration was satisfied by the creation of a shareholder loan to Mr. Samuel Tsun.

As of December 31, 2007, the balance due to a shareholder is $166,534, which was unsecured, interest free and has no fixed repayment term.

NOTE 9 – PENSION PLAN

The Company participates in a defined contribution pension scheme under the Mandatory Provident Fund Schemes Ordinance “MPF Scheme” for all its eligible employees in Hong Kong.

The MPF Scheme is available to all employees aged 18 to 64 with at least 60 days of service in the employment in Hong Kong. Contributions are made by the Company’s subsidiary operating in Hong Kong at 5% of the participants’ relevant income with a ceiling of HK$20,000. The participants are entitled to 100% of The Company’s contributions together with accrued returns irrespective of their length of service with the Company, but the benefits are required by law to be preserved until the retirement age of 65. The only obligation of the Company with respect to MPF Scheme is to make the required contributions under the plan. The assets of the schemes are controlled by trustees and held separately from those of the Company.

For the period from November 21, 2007 (inception) through December 31, 2007, the Company paid $3,668 to the MPF Scheme.

NOTE 10 – CONCENTRATION OF RISKS

The Company is exposed to the followings concentrations of risk:

(a)         Major customers

For the period from November 21, 2007 (inception) through December 31, 2007, 100% of the Company’s assets were located in Hong Kong and 100% of the Company’s revenues were derived from a single customer located in Hong Kong. As of December 31, 2007, trade receivable due from this customer amounted to $10,250.

(b)         Major vendors

For the period from November 21, 2007 (inception) through December 31, 2007, there is no vendor who account for 10% or more of the cost of revenue.

(c)         Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers’ financial condition, but does not require collateral to support such receivables.

(d)	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

NOTE 11 – OPERATING LEASE COMMITMENT

The Company leased an office premise under a non-cancelable operating lease. Costs incurred under this operating lease are recorded as rental expense and totaled approximately $57,656 for the period from November 21, 2007 (inception) through December 31, 2007. The lease is to be expired on March 31, 2009.

As of December 31, 2007, future minimum annual operating lease payments are as follows:

Years ending December 31,
2008	$76,923
2009	19,231

Total future minimum operating lease payments	$96,154

NOTE 12 – SUBSEQUENT EVENTS

On March 28, 2008, the Company entered into a Share Exchange Agreement (the “Agreements”) with China World Trade Corporation, a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “CWTD” and Mr. William Tsang, the Chairman and President of CWTD. Pursuant to the Agreements, the shareholders of the Company transferred all of the share capital in the Company to CWTD in exchange for an aggregate of 150,000,000 shares of common stock of the CWTD and 500,000 shares of Series A Convertible Preferred Stock of CWTD, which is convertible after six months from the date of issuance into ten shares of common stock of CWTD, thus causing the Company to become a direct wholly-owned subsidiary of CWTD.